SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 1999

                            BANC ONE ABS CORPORATION
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(Exact Name of Registrant as Specified in Its Charter)

  United States                   333-59845                 None Available
(State or Other            (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification Nos.)
Incorporation)


100 East Broad Street  Columbus, Ohio                           43271-0158
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (614) 248-5800

                                 Not Applicable
 (Former Name or Former Address if Changed Since Last Report)




                         Exhibit Index located at Page 2


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Items 1 through 4 and Items 6, 8 and 9 are not included because they are not applicable.

Item 5. Other Events.

     On June 23, 1999, Banc One ABS Corporation, as Depositor and Bank One, N.A., as Servicer (the "Depositor" and "Servicer") entered into a Pooling and Servicing Agreement, dated as of May 31, 1999 (the "Pooling and Servicing Agreement"), with The Bank of New York, as trustee (the "Trustee"). Pursuant to the Pooling and Servicing Agreement, a Trust was created into which the Depositor deposited the Mortgage Loans listed in the Mortgage Loan Schedule attached as Exhibit C to the Pooling and Servicing Agreement. The Trust issued $500,000,000 HELOC Asset-Backed Certificates, Series 1999-1 (the "Certificates"). The Underwriting Agreement between the Depositor and Banc One Capital Markets, Inc., as representative of the several underwriters (the "Underwriters") relating to the sales of the Certificates, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement among Bank One, N.A., Bank One, Arizona, N.A., Bank One, Colorado, N.A., Bank One Illinois, N.A., Bank One, Indiana, N.A., Bank One, Kentucky, N.A., Bank One, Utah, N.A., Bank One, Wisconsin, (each a "Seller," and collectively, the "Sellers") and the Depositor, are attached as Exhibits.

     The aggregate Cut-Off Date Pool Balance of the Mortgage Loans was approximately $510,205,197.95, as indicated in more detail in the Mortgage Loan Schedule attached as Exhibit C to the Pooling and Servicing Agreement.

     Capitalized terms used herein and not defined herein have the same meaning ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Exhibits.

     (a) Executed exhibits - The following exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

         Exhibit
         Number         Exhibit
         -------        ---------------------------------
         1.1            Underwriting Agreement

         4.1            Pooling and Servicing Agreement

         10.1           Mortgage Loan Purchase Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BANC ONE ABS CORPORATION
                                          (Registrant)



July 2, 1999                              By:       /s/ Daniel A. Long, Jr.
                                                   ----------------------------
                                                   Name:    Daniel A. Long, Jr.
                                                   Title:   Vice President



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